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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 MARCH 6, 1996
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                               ----------------

                               AGL RESOURCES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         GEORGIA                    1-14174                  58-2210952
     (STATE OR OTHER           (COMMISSION FILE           (I.R.S. EMPLOYER
      JURISDICTION                  NUMBER)            IDENTIFICATION NUMBER)
    OF INCORPORATION)

       303 PEACHTREE STREET, N.E.
            ATLANTA GEORGIA                              30308
    (ADDRESS OF PRINCIPAL EXECUTIVE                    (ZIP CODE)
                OFFICES)

                                  404-584-4000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

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ITEM 5. OTHER EVENTS

  Effective March 6, 1996, AGL Resources Inc. ("Resources"), a Georgia corporation which was incorporated on November 27, 1995 as a wholly-owned subsidiary of Atlanta Gas Light Company ("AGL"), became the parent holding company of AGL. This restructuring was approved by AGL's shareholders at AGL's 1996 Annual Meeting on March 6, 1996. As of the effective date, the holders of AGL Common Stock automatically became holders of Resources Common Stock and the present stock certificates representing AGL Common Stock automatically represent Resources Common Stock.

  The purpose of this restructuring is to establish a more efficient corporate structure for operating in the evolving marketplace. Resources believes that the establishment of a broad base of income generation from related unregulated business activities will enhance the overall financial strength of the enterprise. AGL's current income is derived primarily from its core regulated business. The establishment of a holding company structure is intended to facilitate entry into energy-related enterprises which will broaden Resources' financial base by allowing it to leverage AGL's existing expertise in the energy industry. Resources intends to evaluate businesses including propane sales, gas marketing, power marketing, energy-related consumer services and pipeline capacity and energy management services. The Board of Directors of Resources believes that the restructuring will result in greater financial, managerial and organizational flexibility and will place AGL in a better position to adapt to the changing industry and to meet and take advantage of future challenges and opportunities, particularly in unregulated businesses. It will also offer a mechanism for separating and protecting the utility business and utility customers from the risk involved in non-utility ventures.

ITEM 7. EXHIBITS.

   1. Form of Press Release, dated March 6, 1996

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                                   SIGNATURE

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                          AGL Resources Inc.

                                                    /s/ David R. Jones
                                          By: _________________________________
                                                      DAVID R. JONES
                                               PRESIDENT AND CHIEF EXECUTIVE
                                                          OFFICER

Date: March 6, 1996

                                      II-1
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                                 EXHIBIT INDEX

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
 EXHIBIT NO. DESCRIPTION
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
    1        Form of Press Release, dated March 6, 1996
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